UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2022

iHeartMedia, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38987	26-0241222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (210) 822-2828

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	IHRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2022, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of iHeartMedia, Inc. (the “Company”) approved the grant of restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) covering shares of the Company’s Class A common stock to the following named executive officers: Robert W. Pittman (Chairman and Chief Executive Officer), Richard J. Bressler (President, Chief Operating Officer and Chief Financial Officer), Michael B. McGuinness (Executive Vice President, Finance and Deputy Chief Financial Officer), Jordan R. Fasbender (Executive Vice President, General Counsel and Secretary) and Scott D. Hamilton (Senior Vice President, Chief Accounting Officer and Assistant Secretary) (collectively, the “Executives”). The RSU and PSU awards were granted under the Company’s 2021 Long-Term Incentive Award Plan (the “Plan”) and are subject to RSU and PSU agreements, respectively, the forms of which were also approved by the Committee on the date noted above.

The number of RSUs and PSUs granted to each Executive is set forth in the following table.

Name	RSUs (#)	PSUs (Target #)
Robert W. Pittman	325,998	303,943
Richard J. Bressler	325,998	303,943
Michael B. McGuinness	81,500	75,986
Jordan R. Fasbender	65,200	60,789
Scott D. Hamilton	7,500	7,500

RSU Awards

The RSU awards vest as to one-third of the total RSUs granted to each Executive on each of the first three anniversaries of the grant date (each, an “RSU Vesting Date”), subject to Executive’s continued service through the applicable date.

Termination of Employment. If an Executive is terminated without “cause” or resigns from the Company for “good reason” (each, a “Qualified Termination”), in either case, prior to the Company incurring a change in control, then:

•	with respect to Messrs. Pittman and Bressler, the Executive’s RSUs will vest in full as of the termination and be settled on the original vesting date; and

•

with respect to the other Executives, a portion of the RSUs that would have vested on the next scheduled RSU Vesting Date, prorated to reflect the number of days the Executive was in service to the Company during such vesting period, will vest as of the termination date and be settled on the original vesting date.

In the event of an Executive’s Qualifying Termination following a change in control, or upon a termination due to death or “disability,” the RSUs will vest in full and be settled in connection with such Qualified Termination. In addition, with respect to Messrs. Pittman and Bressler only, if either Executive experiences a “retirement termination” (which may not occur prior to June 1, 2026), the RSUs will vest in full if they were granted more than one year prior to the retirement date.

PSU Awards

The PSU awards will become earned based on the Company’s achievement of performance goals relating to (1) relative total shareholder return (“Relative TSR PSUs”), (2) Adjusted EBITDA performance (“EBITDA PSUs”) and (3) diversity, equity and inclusion metrics (“DE&I PSUs”) (together, the “Performance Goals”) over a performance period ending on the earlier of December 31, 2024 and a change in control of the Company (the “Performance Period”), and vest subject to the Executive’s continued employment through the end of the Performance Period. Each PSU award is weighted such that the total award opportunity is comprised of 50% Relative TSR PSUs, 25% EBITDA PSUs and 25% DE&I PSUs. The maximum number of PSUs that may vest is 150% of the target number of PSUs.

Termination of Employment. If an Executive experiences a Qualified Termination, in either case, prior to the Company incurring a change in control, then:

•

with respect to Messrs. Pittman and Bressler, the Executive’s PSU award will remain outstanding and eligible to vest in full, subject to the achievement of the Performance Goals, and will be settled on the original vesting date; and

•

with respect to the other Executives, the Executive’s PSU award will remain outstanding and eligible to vest with respect to a prorated number of PSUs (i.e., prorated to reflect the number of days the Executive was in service during the applicable Performance Period), and will be settled on the original vesting date.

Upon a termination due to death or “disability,” the PSUs will vest at “target.” With respect to Messrs. Pittman and Bressler only, if either Executive experiences a “retirement termination,” then the PSUs will vest at “target” if they were granted more than one year prior to the retirement date.

Change in Control. If the Company incurs a change in control, then the PSUs will be earned based on the greater of “target” and actual performance through the consummation of such change in control, and such earned PSUs will vest on the earlier of December 31, 2024, a Qualifying Termination, or the Executive’s death, disability or (with respect to Messrs. Pittman and Bressler) retirement.

The foregoing description of the RSU and PSU awards is qualified in its entirety by reference to the full text of the Plan and applicable award agreements, the forms of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) was held on May 10, 2022. A total of 98,927,036 shares of the Company’s Class A common stock were present electronically or represented by proxy at 2022 Annual Meeting, representing approximately 81.76% percent of the 120,983,728 shares of Class A common stock that were both outstanding and entitled to vote at the Company’s 2022 Annual Meeting. The following are the voting results on proposals considered and voted upon at the 2022 Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 29, 2022.

Proposal 1 — Election of Cheryl Mills, Robert W. Pittman and James A. Rasulo to the Company’s Board of Directors to serve as Class III directors, each for a one-year term ending at the 2023 annual meeting of stockholders.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non- Votes
Cheryl Mills	88,116,250	909,785	9,901,001
Robert W. Pittman	87,997,035	1,029,000	9,901,001
James A. Rasulo	88,460,244	565,791	9,901,001

Proposal 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
98,333,302	580,857	12,877	0

Proposal 3 — Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
87,626,871	1,381,697	17,467	9,901,001

Based on the foregoing votes, Cheryl Mills, Robert W. Pittman and James A. Rasulo were elected as Class III directors, and Proposals 2 and 3 were approved.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Form of iHeart Media, Inc. Restricted Stock Unit Award Agreement (for Executive Officers)

10.2	Form of iHeart Media, Inc. Restricted Stock Unit Award Agreement (for Pittman/Bressler)

10.3	Form of iHeartMedia, Inc. Performance Restricted Stock Unit Award Agreement (for Executive Officers)

10.4	Form of iHeartMedia, Inc. Performance Restricted Stock Unit Award Agreement (for Pittman/Bressler)

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2022	IHEARTMEDIA, INC.

	By:	/s/ Jordan R. Fasbender
	Name:	Jordan R. Fasbender
	Title:	Executive Vice President, General Counsel and Secretary